UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2004

ARGONAUT TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-31019	94-3216714

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1101 Chess Drive
Foster City, CA 94404

(Address of principal executive offices)

(650) 655-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

     On August 5, 2004, Lissa Goldenstein, our Chief Executive Officer, wrote a letter, a copy of which is attached hereto as Exhibit 99.1, to Seymour Holtzman, Chairman of Jewelcor Companies, responding to letter sent by Mr. Holtzman. The attached Exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished. The Exhibit is incorporated by reference herein, but is not incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7. Exhibits

     (c) Exhibits

Exhibit
No.	Description
99.1	Text of Letter to Seymour Holtzman dated August 5, 2004.

SIGNATURES

     Pursuant to the requirements if the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.
By:	/s/ Lissa Goldenstein
Lissa Goldenstein
Chief Executive Officer

Date: August 6, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Text of Letter to Seymour Holtzman dated August 5, 2004.